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                                                                    EXHIBIT 99.1

                                    AGREEMENT

     Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

     In WITNESS WHEREOF, the undersigned have executed this Agreement.

                                         The Venture Capital Fund of New England
                                         III, L.P.

                                         By: FH & Co. III, L.P., its sole
                                             general partner

                                             /s/ Kevin J. Dougherty
                                             -----------------------------------
                                             Kevin J. Dougherty, General Partner

                                         FH & Co. III, L.P.

                                         /s/ Kevin J. Dougherty
                                         ---------------------------------
                                         Kevin J. Dougherty, General Partner


                                         Richard A. Farrell

                                         *
                                         ---------------------------------
                                         Richard A. Farrell


                                         Harry J. Healer, Jr.

                                         *
                                         ---------------------------------
                                         Harry J. Healer, Jr.


                                         William C. Mills, III

                                         *
                                         ---------------------------------
                                         William C. Mills, III

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                                               Kevin J. Dougherty

                                               /s/ Kevin Dougherty
                                               ---------------------------------
                                               Name: Kevin J. Dougherty


*By:      /s/ Kevin J. Dougherty
    ------------------------------------
    Kevin J. Dougherty, Attorney-in-Fact